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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2002


                         ENBRIDGE ENERGY PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       DELAWARE                      1-10934                   39-1715850
    (STATE OR OTHER           (COMMISSION FILE NO.)         (I.R.S. EMPLOYER
     JURISDICTION)                                          IDENTIFICATION NO.)


                  1100 LOUISIANA, SUITE 3300, HOUSTON, TX 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-8900


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ITEM 5.  OTHER EVENTS

      The Consolidated Statement of Financial Position of Enbridge Energy Company, Inc., at June 30, 2002, has been prepared and is included as Exhibit
99.1 to this Form 8-K. Enbridge Energy Company, Inc., is the General Partner of Enbridge Energy Partners, L.P., and Enbridge Energy, Limited Partnership.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

Exhibit No.     Description

99.1 Consolidated Statement of Financial Position of Enbridge Energy Company, Inc. at June 30, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       ENBRIDGE ENERGY PARTNERS, L.P.
                       (Registrant)

                       By: Enbridge Energy Company, Inc.
                           as General Partner


                       /s/ JODY L. BALKO
                       --------------------------------------------
                       Jody L. Balko
                       Controller
                       (Principal Accounting Officer)


Date: October 10, 2002